UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2025

Summit Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1000, Miami, FL	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 203-2034

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 21, 2025, Summit Therapeutics Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with multiple leading biotech institutional and individual accredited investors (the “Investors”), for the sale by the Company in a private placement (the “Private Placement”) of an aggregate of 26,682,846 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at purchase price of $18.74 per Share, which was the closing price of the Common Stock on October 21, 2025, for aggregate gross proceeds to the Company of approximately $500.0 million.

Robert W. Duggan, the Company’s Co-Chief Executive Officer, Executive Chairman of the Company’s Board of Directors (the “Board”) and majority stockholder, Dr. Mahkam Zanganeh, Co-Chief Executive Officer, President and member of the Board, Manmeet Soni, Chief Operating Officer, Chief Financial Officer and member of the Board, Bhaskar Anand, Chief Accounting Officer, and certain non-executive employees each participated as Investors in the Private Placement, purchasing an aggregate of 14,514,402 shares of Common Stock. Additionally, Akeso, Inc. (“Akeso”), participated as an Investor in the Private Placement, purchasing 533,617 shares of Common Stock. Dr. Yu (Michelle) Xia, a member of the Board, is the Chief Executive Officer and Chairwoman of Akeso.

The closing of the Private Placement is expected to occur on or before October 28, 2025, subject to the satisfaction of certain customary closing conditions. The Purchase Agreements contain customary representations, warranties and covenants by the Company, customary indemnification obligations of the Company, including for liabilities under the Securities Act, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreements were made only for purposes of the Purchase Agreements and as of specific dates, were solely for the benefit of the parties to such agreements and were subject to limitations agreed upon by the contracting parties.

The Shares issuable pursuant to the Purchase Agreements will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act or Regulation D promulgated under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Investors.

On October 21, 2025, in connection with the Purchase Agreements, the Company entered into Registration Rights Agreements with the Investors (the “Registration Rights Agreements”). The Registration Rights Agreements provide, among other things, that the Company will as soon as reasonably practicable, and in any event by no later than December 19, 2025, file with the Securities and Exchange Commission (the “SEC”) a registration statement registering the resale of the Shares. The Company agreed to use its reasonable best efforts to have such registration statement declared effective as soon as practicable after the filing thereof.

The foregoing description of the Purchase Agreements and the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by reference to the text of the Purchase Agreements and the Registration Rights Agreements, the forms of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Private Placement is incorporated by reference in this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On October 21, 2025, the Company issued a press release announcing the Private Placement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1†	Form of Securities Purchase Agreement

10.2†	Form of Registration Rights Agreement

99.1	Press Release dated October 22, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “suggest,” “target,” “on track,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. These forward-looking statements include, but are not limited to, statements about: the expected closing date of the Private Placement. These and other risks are described in greater detail under the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the company’s other filings with the SEC. Any forward-looking statements that the company makes in this Current Report on Form 8-K are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, and speak only as of the date of this Current Report on Form 8-K. Except as required by law, the company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: October 22, 2025	By:	/s/ Manmeet Soni
Chief Operating Officer, Chief Financial Officer and Director
(Principal Financial Officer)